UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                  ---------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of report (Date of earliest event reported):
                               SEPTEMBER 27, 2006



                            JOURNAL REGISTER COMPANY
               (Exact Name of Registrant as Specified in Charter)


         DELAWARE                      1-12955                  22-3498615
(State or Other Jurisdiction    (Commission File Number)      (IRS Employer
   of Incorporation)                                           Identification
                                                                  Number)

    790 TOWNSHIP LINE ROAD, YARDLEY, PENNSYLVANIA           19067
      (Address of Principal Executive Offices)            (Zip Code)

       Registrant's telephone number, including area code: (215) 504-4200

                 50 WEST STATE STREET, TRENTON, NEW JERSEY 08608
                         (Former Name or Former Address,
                          If Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On September 27, 2006, Journal Register Company (the "Company") entered into an Amended and Restated Employment Agreement (the "Amendment") with Robert M. Jelenic, the Company's Chairman and Chief Executive Officer. The Amendment revises certain terms of the Employment Agreement, including, but not limited to, the provision of certain Post-Retirement Health Benefits (as defined in the Amendment) to Mr. Jelenic and his spouse.

The above summary description of the Amendment is qualified in its entirety by the terms of the Amendment, a copy of which is attached hereto as Exhibits 10.1 and is incorporated herein by this reference.

Also on September 27, 2006, the Company agreed to pay Julie A. Beck, its Senior Vice President and Chief Financial Officer, a bonus of $45,000.00 to partially compensate her for a bonus that was forfeited at her previous employer.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

    (d)      Exhibits

    10.1 Amended and Restated Employment Agreement, dated September 27, 2006 between Journal Register Company and Robert M. Jelenic.




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                                    SIGNATURE


Pursuant to requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                              JOURNAL REGISTER COMPANY
                                              ------------------------
                                                    (Registrant)


Date:  September 28, 2006                             /s/ Edward J. Yocum
       ------------------                             --------------------------
                                              By:     Edward J.Yocum
                                              Title:  Vice President and
                                                      General Counsel




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                                  EXHIBIT INDEX

EXHIBIT DESCRIPTION

    10.1 Amended and Restated Employment Agreement, dated September 27, 2006 between Journal Register Company and Robert M. Jelenic.